UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08747

Dividend and Income Fund
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/14 – 6/30/14

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

DIVIDEND AND INCOME FUND

2014

JUNE 30 SEMI-ANNUAL REPORT

SEEKING PRIMARILY HIGH CURRENT INCOME
AND SECONDARILY CAPITAL APPRECIATION

PORTFOLIO ANALYSIS
June 30, 2014

June 30, 2014 TOP TEN INDUSTRIES
1    Crude Petroleum & Natural Gas
2    Real Estate Investment Trusts
3    Pharmaceutical Preparations
4    Petroleum Refining
5    National Commercial Banks
6    Railroads, Line-Haul Operating
7    Telephone Communications
8    Fire, Marine & Casualty Insurance
9    Electric Services
10   Motor Vehicles & Passenger Car Bodies

Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

Holdings by Security Type on June 30, 2014*

TO OUR SHAREHOLDERS
June 30, 2014

Dear Fellow Shareholders:

We are delighted to submit this 2014 Semi-Annual Report for Dividend and Income Fund and to welcome all shareholders new to the Fund. The Fund’s primary investment objective is high current income and its secondary objective is capital appreciation. The Fund invests, under normal circumstances, at least 50% of its total assets in income generating equity securities. These securities include dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

Economic and Market Report

At the June 2014 meeting of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”), the staff’s review of the economy suggested that real gross domestic product (GDP) had “dropped significantly early in the year but that economic growth had bounced back in recent months.” The staff also observed that the average rate of employment gains had increased, as the unemployment rate, although still elevated, declined. Notwithstanding recent increases in consumer price inflation, the staff indicated that measures of longer-run inflation expectations remained stable. Specifically, over the 12 months ending in May, both total and core consumer price index inflation were about 2%, whereas real personal consumption expenditures inflation was about 1.5% over the 12 months ending in April, below the FOMC’s objective of 2%. Interestingly, the continuing rise of real disposable income and increases in households’ net worth as equity prices and home values advance did not positively impact consumer sentiment; in fact, according to the Thomson Reuters/University of Michigan Surveys, consumer sentiment declined in May and early June.

The change in real U.S. GDP for 2014 projected by the Fed’s board members and bank presidents has shrunk to a 1.9% to 2.4% range, in contrast to the 2.2% to 3.3% range projected in December 2013. Likewise, the World Bank recently moderated its outlook for the global economy, now projected to expand by 2.8% in 2014, down from its prior forecast of 3.2%. Yet, the World Bank maintains a buoyant outlook, with projections of 3.4% and 3.5% global growth in 2015 and 2016, respectively.

Real GDP growth has also recently slowed in China and some other emerging market economies, and remains weak in the Eurozone, while apparently strengthening in the United Kingdom and Japan. The FOMC meeting minutes record that indicators for the second quarter generally suggest that foreign economic growth picked up from the first quarter.

We have been somewhat disappointed by recent broad global economic data, and have increasing concerns. Equity prices generally have risen in 2014, in good part because of higher valuations, and only partially from rising profits. Some securities, however, appear to us to continue to offer value and attractive prospects. Should market complacency continue, however, cautious investors might expect greater market volatility through the second half of the year.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s general strategy in the first half of 2014 was to emphasize large, quality companies across a broad array of industries, while reducing leverage and selling off holdings that were perceived to be fully valued. At June 30, 2014, the Fund’s portfolio included over 100 securities, with the top ten (including a 6.53% holding of money market fund shares) amounting to approximately 21% of total assets. At that time, the Fund’s investments and net assets each totaled approximately $154 million, reflecting the use of no leverage. Income generating equity and other assets comprised about 91% of the investment portfolio, with the balance represented by fixed income securities and money market fund shares. Relative to the S&P 500 Index of stocks, the Fund is overweight energy companies, and underweight technology companies. As the Fund pursues its primary investment objective of seeking high current income, with capital appreciation as a secondary objective, these holdings and allocations are subject to change at any time.

In the first six months of 2014, the Fund’s net asset value return was 9.28%, including the reinvestment of dividends, and its market return, also including the reinvestment of dividends, was 11.22%. Generally, the Fund’s total return on a market value basis will be higher than total return on a net asset value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 7.14% and the BofA Merrill Lynch US High Yield Master II Total Return Index returned 5.64%. These indexes are unmanaged and do not reflect fees and expenses, nor are they available for direct investment.

Results of 2014 Annual Meeting

At the Fund’s 2014 Annual Meeting of Shareholders, shareholders  (1) re-elected James E. Hunt to the Board of Trustees of the Fund as a Class III Trustee to serve until 2017 or until his successor is elected and qualifies;  (2) approved amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration”) regarding limitations on the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Trustees’ prior approval; and  (3) approved certain changes to the Fund’s fundamental investment policies and restrictions, including  (a) changing the Fund from diversified to non-diversified;  (b) removing the fundamental policy relating to investments in companies for the purpose of exercising control or management;  (c) revising the fundamental policy relating to real estate;  (d) removing the fundamental policy relating to short sales of securities;  (e) revising the fundamental policy relating to commodities;  (f) revising the fundamental policy relating to lending;  (g) revising the fundamental policy relating to underwriting; and  (h) revising the fundamental policy relating to industry concentration. The proposal to change the Fund’s investment objectives from fundamental to non-fundamental did not receive sufficient votes to be approved. Although changing the sub classification of the Fund from a “diversified” fund to a “non-diversified” fund will materially change the management of the Fund, the Fund’s investment manager has advised the Board that it does not otherwise currently intend to materially change the manner in which it manages the Fund with respect to these policies, or to materially increase the Fund’s risk profile. Any material changes made will be subject to review by the Board.

TO OUR SHAREHOLDERS
June 30, 2014

4.99% Share Ownership Limitations

Pursuant to the amendments approved by shareholders at the Fund’s Annual Meeting, the Declaration limits the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Trustees’ prior approval (“4.99% Share Limitations”). The Declaration provides that any purchase or acquisition of Fund shares attempted to be made in violation of the 4.99% Share Limitations will be null and void ab initio to the fullest extent permitted by law and contains detailed terms that seek to achieve that result. It also provides that any person who knowingly violates the 4.99% Share Limitations, or any persons in the same control group with such a person, shall be liable to the Fund for, and shall indemnify and hold it harmless against, any and all damages suffered as a result of the violation, including damages resulting from a reduction in or elimination of the Fund’s ability to use its capital loss carryovers and attorneys’ and auditors’ fees incurred in connection with such violation. A copy of the Declaration and a more detailed description of the 4.99% Share Limitations are available on the Fund’s web site at www.DividendandIncomeFund.com.

Quarterly Dividends

On June 2, 2014, the Fund declared its second quarterly dividend for the year, amounting to $0.408 per share. The quarterly dividend distribution reflects the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its net asset value per share. The policy may be changed or discontinued without notice. The distributions are paid from ordinary income and any net capital gains, with the balance representing return of capital. As of June 2, 2014 and based on the Fund’s results and estimates for the quarter, the distributions included approximately 100%, 0%, and 0% from net investment income, capital gains, and return of capital, respectively.

The Fund’s distributions are not tied to its investment income or realized capital gains and do not represent yield or investment return. The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. In early 2015, the Fund intends to send a Form 1099-DIV for the calendar year concerning the tax treatment of the dividend distributions that were paid to shareholders of record during the 12 months ended December 31, 2014.

Fund Website and Dividend Reinvestment Plan

The Fund’s website, www.DividendandIncomeFund.com, provides investors with investment information, news, and other material regarding the Fund. The website also has links to the most recent S&P Stock Report on the Fund and to performance and daily net asset value reporting. You are invited to use this excellent resource to learn more about the Fund. For those shareholders currently receiving the Fund’s quarterly dividends in cash but are interested in adding to their account through the Fund’s Dividend Reinvestment Plan, we encourage you to review the Plan set forth later in this document and contact the Transfer Agent, who will be pleased to assist you with no obligation on your part.

Long Term Strategies

Our view of the markets suggests that the Fund may benefit over the long term from a disciplined portfolio selection strategy, employing leverage and other investment techniques as deemed appropriate, in seeking to provide shareholders with high current income, and secondarily, capital appreciation. We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Fund’s investment manager own approximately 6% of the Fund’s shares at June 30, 2014, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares with the prior approval of the Fund’s Board of Trustees. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas Winmill

President, Portfolio Manager

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2014 (Unaudited)
Financial Statements

	Common Stocks (83.56%)
Shares		Value

	Agricultural Chemicals (1.11%)
45,000	Potash Corporation of Saskatchewan Inc.	$1,708,200

	Arrangement of Transportation of Freight & Cargo (1.03%)
25,000	C.H. Robinson Worldwide, Inc.	1,594,750

	Beverages (2.28%)
45,000	Coca-Cola Company (a)	1,906,200
18,000	PepsiCo, Inc. (a)	1,608,120
		3,514,320
	Biological Products (0.93%)
12,100	Amgen Inc. (a)	1,432,277

	Cable & Other Pay Television Services (1.82%)
32,500	Rogers Communications Inc.	1,308,125
21,400	Time Warner Inc. (a)	1,503,350
		2,811,475
	Cigarettes (0.55%)
10,000	Philip Morris International, Inc. (a)	843,100

	Commercial Banks (1.92%)
149,000	Banco Santander (Brasil) S.A.	1,031,080
60,000	Westpac Banking Corporation	1,927,200
		2,958,280
	Computer Communications Equipment (1.37%)
85,000	Cisco Systems, Inc. (a)	2,112,250

	Construction, Mining & Materials Handling Machinery & Equipment (0.80%)
13,500	Dover Corp. (a)	1,227,825

	Crude Petroleum & Natural Gas (5.56%)
16,000	Apache Corporation	1,609,920
55,000	Canadian Natural Resources Limited	2,525,050
30,000	Devon Energy Corporation	2,382,000
20,000	Occidental Petroleum Corporation (a)	2,052,600
		8,569,570
	Deep Sea Foreign Transportation of Freight (0.76%)
50,000	Seaspan Corp. (a)	1,170,500

	Dolls & Stuffed Toys (0.63%)
25,000	Mattel, Inc. (a)	974,250

	Drilling Oil & Gas Wells (0.98%)
33,700	Transocean Ltd.	1,517,511

	Electric Services (2.40%)
11,000	Entergy Corp. (a)	902,990
18,600	FirstEnergy Corp. (a)	645,792
47,500	Southern Company (a)	2,155,550
		3,704,332
	Electromedical & Electrotherapeutic Apparatus (0.84%)
20,200	Medtronic, Inc. (a)	1,287,952

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2014 (Unaudited)
Financial Statements

	Common Stocks (continued)
Shares		Value

	Electronic & Other Electrical Equipment (1.91%)
111,900	General Electric Company (a)	$2,940,732

	Electronic & Other Services Combined (2.31%)
51,500	Exelon Corp. (a)	1,878,720
35,000	PG&E Corp. (a)	1,680,700
		3,559,420
	Farm Machinery & Equipment (1.94%)
25,000	AGCO Corporation	1,405,500
17,500	Deere & Company	1,584,625
		2,990,125
	Fire, Marine & Casualty Insurance (2.55%)
20,000	Ace Ltd. (a)	2,074,000
40,000	W.R. Berkley Corporation	1,852,400
		3,926,400
	Food & Kindred Products (0.74%)
25,000	Campbell Soup Co. (a)	1,145,250

	Hospital & Medical Service Plans (1.19%)
17,100	WellPoint, Inc.	1,840,131

	Household Audio & Video Equipment (0.13%)
6,750	Knowles Corporation	207,495

	Leather & Leather Products (0.67%)
30,000	Coach, Inc.	1,025,700

	Life Insurance (1.44%)
40,000	MetLife, Inc. (a)	2,222,400

	Metal Mining (1.23%)
35,000	Rio Tinto plc	1,899,800

	Mining Machinery & Equipment (1.10%)
27,500	Joy Global Inc.	1,693,450

	Miscellaneous Food Preparations & Kindred Products (0.93%)
20,000	McCormick & Company, Incorporated	1,431,800

	Motor Vehicle Parts & Accessories (1.51%)
25,000	Honeywell International, Inc. (a)	2,323,750

	Motor Vehicles & Passenger Car Bodies (2.32%)
120,000	Ford Motor Company	2,068,800
41,500	General Motors Company	1,506,450
		3,575,250
	National Commercial Banks (3.20%)
20,200	Capital One Financial Corporation	1,668,520
39,000	U.S. Bancorp	1,689,480
30,000	Wells Fargo & Company	1,576,800
		4,934,800
	Natural Gas Transmission (0.99%)
42,000	Kinder Morgan, Inc.	1,522,920

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2014 (Unaudited)
Financial Statements

Shares	Common Stocks (continued)	Value
	Natural Gas Transmission & Distribution (1.13%)
41,000	Spectra Energy Corp.	$1,741,680

	Oil & Gas Field Machinery & Equipment (1.14%)
19,200	National Oilwell Varco, Inc.	1,581,120
4,800	NOW Inc.	173,808

		1,754,928
	Periodicals: Publishing or Publishing & Printing (0.04%)
2,675	Time Inc.	64,788

	Petroleum Refining (3.85%)
15,000	Chevron Corp. (a)	1,958,250
11,000	ConocoPhillips (a)	943,030
16,500	Exxon Mobil Corp. (a)	1,661,220
5,500	Phillips 66 (a)	442,365
21,800	Suncor Energy Inc.	929,334

		5,934,199
	Pharmaceutical Preparations (4.77%)
23,100	Johnson & Johnson (a)	2,416,722
40,300	Merck & Co., Inc. (a)	2,331,355
37,924	Pfizer Inc.	1,125,584
27,900	Sanofi (a)	1,483,443

		7,357,104
	Pipelines (1.39%)
45,000	Enbridge Inc.	2,136,150
	Radio & TV Broadcasting & Communications Equipment (1.02%)
45,600	NTT DOCOMO, Inc.	779,304
10,000	QUALCOMM, Incorporated (a)	792,000

		1,571,304
	Railroads, Line-Haul Operating (3.17%)
108,500	CSX Corp. (a)	3,342,885
15,000	Norfolk Southern Corp.	1,545,450

		4,888,335
	Retail - Department Stores (0.98%)
28,600	Kohl’s Corporation	1,506,648
	Retail - Eating Places (1.21%)
18,500	McDonald’s Corp. (a)	1,863,690
	Retail - Variety Stores (1.55%)
16,000	Target Corp. (a)	927,200
19,400	Wal-Mart Stores, Inc.	1,456,358

		2,383,558
	Savings Institution, Federally Chartered (0.59%)
60,000	People’s United Financial, Inc. (a)	910,200
	Services - Business Services (2.02%)
83,000	The Western Union Company (a)	1,439,220
135,000	Xerox Corporation	1,679,400

		3,118,620

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2014 (Unaudited)
Financial Statements

	Common Stocks (concluded)
Shares		Value

	Services - Medical Laboratories (1.07%)
28,000	Quest Diagnostics Incorporated	$1,643,320

	Services - Miscellaneous Repair Services (0.02%)
756	Aquilex Holdings LLC Units (b)	32,114

	Services - Prepackaged Software (1.99%)
30,000	Microsoft Corporation (a)	1,251,000
45,000	Oracle Corporation	1,823,850
		3,074,850
	Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics (0.92%)
18,000	The Procter & Gamble Company (a)	1,414,620

	Specialty Cleaning, Polishing and Sanitation Preparations (1.01%)
17,000	Clorox Co. (a)	1,553,800

	Surety Insurance (1.07%)
100,000	Old Republic International Corp.	1,654,000

	Surgical & Medical Instruments & Apparatus (2.09%)
27,000	Baxter International Inc. (a)	1,952,100
10,700	Becton, Dickinson and Company	1,265,810
		3,217,910
	Telephone Communications (2.55%)
43,000	CenturyLink, Inc.	1,556,600
150,000	Orange ADR	2,370,000
		3,926,600
	Title Insurance (1.17%)
65,000	First American Financial Corporation	1,806,350

	Water Transportation (0.58%)
23,800	Carnival Corp. (a)	896,070

	Wholesale - Groceries & Related Products (1.09%)
45,000	Sysco Corp.	1,685,250

	Total common stocks (Cost $102,438,904)	128,802,103

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2014 (Unaudited)
Financial Statements

	Corporate Bonds and Notes (2.42%)
Principal Amount		Value

	Cable & Other Pay Television Services (0.34%)
500,000	CCO Holdings LLC, 7.00%, 1/15/19 (a)	$528,750

	Cogeneration Services & Small Power Producers (0.32%)
450,000	Covanta Holding Corp., 7.25%, 12/1/20 (a)	492,750

	Electric Services (0.40%)
541,593	Elwood Energy LLC, 8.159%, 7/5/26 (a)	614,708

	Hospital & Medical Service Plans (0.18%)
250,000	Health Net, Inc., 6.375%, 6/1/17 (a)	275,937

	Oil & Gas Field Exploration Services (0.11%)
169,000	CGG-Veritas, 7.75%, 5/15/17 (a)	171,958

	Services - Miscellaneous Amusement & Recreation (0.51%)
750,000	Cedar Fair LP, 9.125%, 8/1/18	790,875

	Special Industry Machinery (0.35%)
500,000	Novelis, Inc., 8.375%, 12/15/17 (a)	533,625

	Wholesale - Electronic Parts & Equipment, NEC (0.21%)
300,000	Brightstar Corp., 9.50%, 12/1/16 (a) (c)	323,250

	Total corporate bonds and notes (Cost $3,494,181)	3,731,853

Shares
	Real Estate Investment Trusts (4.86%)
34,500	HCP, Inc.	1,427,610
22,500	Health Care REIT, Inc.	1,410,075
22,650	Mid-America Apartment Communities, Inc.	1,654,583
100,000	NorthStar Realty Finance Corp.	1,738,000
200,000	New Residential Investment Corp.	1,260,000

	Total real estate investment trusts (Cost $6,808,604)	7,490,268

Units
	Reorganization Interests (0.07%)
676,935	EME Reorganization Trust (d)	107,700
813,527	Penson Technologies LLC (b) (d)	0

	Total reorganization interests (Cost $0)	107,700

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2014 (Unaudited)
Financial Statements

Shares		Value
	Master Limited Partnerships (1.02%)
	Natural Gas Transmission (1.02%)
20,000	Enterprise Products Partners LP (a) (Cost $374,214)	$1,565,800

	Preferred Stocks (1.39%)
	Financial (1.39%)
79,469	Annaly Capital Management, Inc., 7.625% Series C	1,958,911
7,473	Hatteras Financial Corp., 7.625% Series A	176,811
80,000	Solar Cayman Ltd. (a) (b) (d)	0

	Total preferred stocks (Cost $2,515,814)	2,135,722

	Money Market Fund (6.53%)
10,061,831	SSgA Money Market Fund 0.00%* (Cost $10,061,831)	10,061,831

	Total investments (Cost $125,693,548) (99.85%)	153,895,277

	Cash and other assets in excess of liabilities (0.15%)	242,557

	Net assets (100.00%)	$154,137,834

(a)All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility and lent. As of June 30, 2014, the market value of securities pledged as collateral and lent was $51,335,836 and $0, respectively.
(b)Illiquid and/or restricted security that has been fair valued.
(c)These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)Non-income producing.
* Annualized 7-day yield as of June 30, 2014.

ADR American Depositary Receipt
LLC Limited Liability Company
LP Limited Partnership
PLC Public Limited Company

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES	(Unaudited)
Financial Statements

June 30, 2014
Assets
Investments, at value (cost: $125,693,548)	$153,895,277
Cash	37
Receivables:
Dividends	271,161
Interest	75,998
Capital shares issued on reinvestment of dividends	191,087
Other assets	10,534

Total assets	154,444,094

Liabilities
Payables:
Accrued expenses	153,633
Investment management fee	120,415
Administrative services	32,212

Total liabilities	306,260

Net Assets	$154,137,834

Net Asset Value Per Share
(applicable to 8,633,711 shares issued and outstanding)	$17.85

Net Assets Consist of
Paid in capital	$174,786,364
Accumulated net realized loss on investments and foreign currencies	(48,850,495)
Net unrealized appreciation on investments and foreign currencies	28,201,965

$154,137,834

See notes to financial statements.

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2014
Investment Income
Dividends (net of $45,102 foreign tax withholding)	$2,314,201
Interest	233,480
Securities lending income	1,869

Total investment income	2,549,550

Expenses
Investment management	756,223
Administrative services	103,670
Interest on bank credit facility	72,322
Shareholder communications	48,352
Bookkeeping and pricing	47,025
Trustees	30,140
Legal	28,028
Insurance	22,325
Exchange listing and registration	18,150
Auditing	17,690
Custodian	16,810
Transfer agent	6,335
Other	2,085

Total expenses	1,169,155
Expense reduction	(195)

Net expenses	1,168,960

Net investment income	1,380,590

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	10,995,308
Foreign currencies	(8,287)
Unrealized appreciation on
Investments	344,106
Translation of assets and liabilities in foreign currencies	249

Net realized and unrealized gain	11,331,376

Net increase in net assets resulting from operations	$12,711,966

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Operations
Net investment income	$1,380,590	$2,738,392
Net realized gain on investments	10,987,021	14,323,448
Unrealized appreciation on investments	344,355	13,394,710

Net increase in net assets resulting from operations	12,711,966	30,456,550

Distributions to Shareholders
Net investment income	(7,030,423)	(7,788,013)
Tax return of capital	-	(3,133,278)

Total distributions	(7,030,423)	(10,921,291)

Capital Share Transactions
Reinvestment of distributions to shareholders	375,448	431,872
Proceeds from shares issued in rights offering	-	34,449,298
Offering costs of rights offering charged to paid in capital	-	(286,277)

Increase in net assets from capital share transactions	375,448	34,594,893

Total change in net assets	6,056,991	54,130,152

Net Assets
Beginning of period	148,080,843	93,950,691

End of period	$154,137,834	$148,080,843

Undistributed net investment income at end of period	$-	$-

See notes to financial statements.

STATEMENT OF CASH FLOWS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2014
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$12,711,966
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation of investments and foreign currencies	(343,857)
Net realized gain on sales of investments and foreign currencies	(10,987,021)
Purchase of long term investments	(21,840,970)
Proceeds from sales of long term investments	58,709,385
Net purchases of short term investments	(10,070,117)
Amortization of premium net of accretion of discount of investments	538
Decrease in interest receivable	93,106
Decrease in dividends receivable	104,061
Decrease in other assets	22,325
Decrease in securities purchased	(263,761)
Decrease in accrued expenses	(93,180)
Decrease in investment management fee payable	(14,377)
Decrease in administrative services payable	(14,781)

Net cash provided by operating activities	28,013,317

Cash Flows from Financing Activities
Cash distributions paid	(6,666,980)
Bank credit facility repayment, net	(21,346,300)

Net cash used in financing activities	(28,013,280)

Net change in cash	37

Cash
Beginning of period	-

End of period	$37

Supplemental disclosure of cash flow information:
Cash paid for interest on bank credit facility	$71,658
Non-cash financing activities not included herein consisted of:
Reinvestment of dividend distributions	$375,448

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS	June 30, 2014 (Unaudited)
Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Dividend and Income Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are listed on the New York Stock Exchange under the ticker symbol DNI. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund retains Bexil Advisers LLC as its Investment Manager.

Pursuant to approval by shareholders at the Fund’s 2012 Annual Meeting on May 14, 2012, the Fund reorganized from a Maryland corporation called Dividend and Income Fund, Inc. into a Delaware statutory trust called Dividend and Income Fund (the “Reorganization”). As a result of the Reorganization, shareholders of the Maryland corporation acquired shares of the Delaware statutory trust equal in number and in value to the shares of the Maryland corporation they held immediately prior to the Reorganization. The Fund did not issue certificates representing the shares of the Delaware statutory trust issued in the Reorganization. References to the “Fund” in this report refer to the Maryland corporation prior to the Reorganization and the Delaware statutory trust afterwards.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees, called fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Fund”) in accordance with the Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such fund’s total return.

Option Transactions – The Fund may write (i.e. sell) covered call options on securities or on indexes. The Fund writes covered call options to attempt to enhance returns through price changes of the option, increase income, hedge to reduce overall portfolio risk, and hedge to reduce individual security risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the option. Writing option contracts results in off-balance sheet risk as the Fund’s ultimate obligation to satisfy terms of the contract may exceed the amount recognized in the statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the statement of assets and liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the investment companies for which the Investment Manager or its affiliates serve as investment manager, an internally managed investment company with substantially similar officers and directors, or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

 Expense Reduction Arrangement – Through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. There were no credits realized from the custodian by the Fund during the periods covered by this report. The Fund is reimbursed by its securities lending provider for certain custody transactions costs associated with securities lending. These reimbursements are included in expense reductions in the statement of operations.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with the Fund’s distribution policies and income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2011-2013) or expected to be taken in the Fund’s 2014 tax returns.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES  The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2014, the Fund’s reimbursements of such costs were $103,670, of which $74,850 and $28,820 was for compliance and accounting services, respectively.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

Certain officers and trustees of the Fund are officers and managers of the Investment Manager. As of June 30, 2014, affiliates of the Investment Manager owned approximately 6% of the Fund’s outstanding shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares with the prior approval of the Fund’s Board of Trustees.

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS  For the six months ended June 30, 2014, the Fund paid distributions totaling $7,030,423. As of June 30, 2014, the distribution is estimated to be comprised of ordinary income based on information available at this time and is subject to change. The classification of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2014. Actual amounts may be recharacterized among net investment income, net realized gains, and return of capital for tax purposes after year end 2014, although the exact amount is not estimable as of June 30, 2014.

For the year ended December 31, 2013, the Fund paid distributions comprised of the following:

Distribution paid from:
Ordinary income	$7,788,013
Return of capital	3,133,278
Total distribution	$10,921,291

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss on investments	$(60,295,410)
Unrealized appreciation	28,315,504
$(31,979,906)

The difference between book and tax unrealized appreciation is primarily related to wash sales and partnership income.

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for the Fund to utilize under the IRC and related regulations based on the results of future transactions.

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. The Fund has a net capital loss carryover as of December 31, 2013 of $60,295,410, of which $7,963,746, $50,889,399, and $1,442,265 expires in 2015, 2016, and 2018, respectively. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses.

4.  VALUE MEASUREMENTS  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 -  unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 -  unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments – Exchange traded derivatives, such as equity option contracts, may be valued based on quoted prices from the exchange and may be categorized in level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund’s assets. Refer to the schedules of portfolio investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$128,769,989	$-	$32,114	$128,802,103
Corporate bonds and notes	-	3,731,853	-	3,731,853
Real estate investment trusts	7,490,268	-	-	7,490,268
Reorganization interests	107,700	-	0	107,700
Master limited partnerships	1,565,800	-	-	1,565,800
Preferred stocks	2,135,722	-	0	2,135,722
Money market fund	10,061,831	-	-	10,061,831
Total investments, at value	$150,131,310	$3,731,853	$32,114	$153,895,277

There were no securities transferred from level 1 on December 31, 2013 to level 2 on June 30, 2014.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

The following is a reconciliation of level 3 assets including securities valued at zero:

	Common Stocks	Reorganization Interests	Preferred Stocks	Total
Balance of level 3 assets at Dec. 31, 2013	$130,086	$-	$0	$130,086
Proceeds from sales	-	-		-
Realized gain (loss)	-	-		-
Transfers into (out of) level 3	-	0	-	-
Change in unrealized depreciation	(97,972)	-	-	(97,972)
Balance at June 30, 2014	$32,114	$0	$0	$32,114
Net change in unrealized depreciation
attributable to assets still held as level 3	$(97,972)	$-	$-	$(97,972)
at June 30, 2014

Unrealized gains (losses) are included in the related amounts on investments in the statement of operations.

The Investment Manager, under the direction of the Fund’s Board of Trustees, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Fund’s Board of Trustees.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of June 30, 2014:

June 30, 2014	Fair Value	Valuation Technique	Unobservable Input	Range
Common Stocks
Services - Miscellaneous	$ 32,114	Share of taxable income and	Discount rate for lack of	35%
Repair Services		comparable exchange offer	marketability
		Cost; last known market value for predecessor securities; estimated recovery on liquidation.	Discount rate for lack of marketability
				100%
Reorganization Interests	$ 0

Preferred Stocks
Financial	$ 0	Most recently reported net asset value	Discount rate for lack of marketability	100%

5.  INVESTMENT TRANSACTIONS  Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $21,840,734 and $58,709,385, respectively, for the six months ended June 30, 2014. As of June 30, 2014, for federal income tax purposes, subject to change, the aggregate cost of securities was $125,693,548 and net unrealized appreciation was $28,201,729, comprised of gross unrealized appreciation of $30,302,904 and gross unrealized depreciation of $2,101,175. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

6.  ILLIQUID AND RESTRICTED SECURITIES  The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of June 30, 2014 were as follows:

	Acquisition Date	Cost	Value
Aquilex Holdings LLC	3/08/12	$496,372	$32,114
Penson Technologies LLC	4/09/14	0	0
Solar Cayman Ltd.	3/07/07	568,802	0

Total		$1,065,174	$32,114

Percent of net assets		0.69%	0.02%

7.  BORROWING AND SECURITIES LENDING  The Fund has entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) which allows the Fund to adjust its credit facility amount up to $45,000,000, subject to BNP’s approval, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Fund adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred. As of June 30, 2014, there was no outstanding loan balance and the value of eligible collateral investments was $51,335,836. The weighted average interest rate and average daily amount outstanding under the CFA for the six months ended June 30, 2014 were 1.11% and $12,892,346, respectively. The maximum amount outstanding during the six months ended June 30, 2014 was $23,890,087.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP must remit payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP is obligated, to the extent commercially possible, to return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. The Fund earns securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. For the six months ended June 30, 2014, the Fund earned $1,869 of securities lending income and as of June 30, 2014, there were no Lent Securities.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) concluded
Financial Statements

8.  SHARE TRANSACTIONS  The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. As of June 30, 2014, there were 8,633,711 shares outstanding. Share transactions for the following periods were:

	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013
Shares issued in:	Shares	Amount	Shares	Amount
Reinvestment of distributions	24,065	$375,448	28,922	$431,872
Rights offering	0	0	2,529,317	34,449,298
	24,065	$375,448	2,558,239	$34,881,170

On August 30, 2013, the shareholders of the Fund received one non-transferable right for each share of the Fund held on that date rounded up to the nearest number of rights evenly divisible by three. Three rights were required to purchase one additional share of beneficial interest at the subscription price of $13.62 per share. On September 27, 2013, the Fund issued 2,529,317 shares of beneficial interest and recorded proceeds of $34,449,298, prior to the deduction of offering expenses of $286,277. The net asset value (“NAV”) per share of the Fund was reduced by approximately $1.21 per share as a result of the issuance of shares below NAV.

9.  MARKET AND CREDIT RISKS  The Fund may invest in below investment grade fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) and/or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”). Investments in these below investment grade securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

10.  CONTINGENCIES  The Fund indemnifies its officers and trustees from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

11.  SHARE REPURCHASE PROGRAM  In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board of Trustees. The Fund did not repurchase any of its shares during 2013 or the six months ended June 30, 2014.

FINANCIAL HIGHLIGHTS	June 30, 2014 (Unaudited)
Financial Statements

	Six Months	Year	Year	One Month
	Ended	Ended	Ended	Ended	Year Ended November 30,
	June 30, 2014	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011(1)	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$17.20	$15.53	$15.48	$16.88	$17.36	$16.76	$14.68
Income from investment operations: (2)
Net investment income	0.16	0.40	0.56	0.08	0.96	0.80	0.84
Net realized and unrealized gain(loss)on investments	1.31	4.11	1.12	0.20	(0.08)	1.44	2.88

Total income from investment operations	1.47	4.51	1.68	0.28	0.88	2.24	3.72
Less distributions:
Net investment income	(0.82)	(1.16)	(0.56)	(0.08)	(0.92)	(1.40)	(1.56)
Return of capital	-	(0.47)	(1.07)	(0.32)	(0.44)	(0.24)	(0.08)

Total distributions	(0.82)	(1.63)	(1.63)	(0.40)	(1.36)	(1.64)	(1.64)
Fund share transactions
Decrease in net asset value from rights offering	-	(1.21)	-	(1.28)	-	-	-

Net asset value, end of period (3)	$17.85	$17.20	$15.53	$15.48	$16.88	$17.36	$16.76

Market value, end of period (3)	$15.96	$15.11	$13.53	$13.72	$13.84	$16.92	$14.60

Total Return (4)
Based on net asset value	9.28%	23.35%	12.67%	(5.52)%	5.61%	14.55%	29.42%
Based on market price	11.22%	24.38%	10.75%	2.13%	(11.15)%	28.17%	59.14%
Ratios/Supplemental Data (5)
Net assets, end of period (000s omitted)	$154,138	$148,081	$93,951	$93,123	$71,329	$73,322	$70,853
Ratios to average net assets of:
Total expenses (6)	1.57%*	1.87%	2.57%	2.09%*	2.02%	2.63%	3.01%
Net expenses (7)	1.57%*	1.87%	2.57%	2.09%*	2.00%	2.50%	2.89%
Net expenses excluding interest expense
and fees on bank credit facility	1.47%*	1.72%	2.30%	1.78%*	1.73%	N/A	N/A
Total expenses excluding commercial paper
interest expense and fees (8)	N/A	N/A	N/A	N/A	N/A	2.20%	2.03%
Net expenses excluding commercial paper
interest expense and fees (8)	N/A	N/A	N/A	N/A	N/A	2.07%	1.91%
Commercial paper interest expense and fees (8)	N/A	N/A	N/A	N/A	N/A	0.43%	0.98%
Net investment income	1.85%*	2.38%	3.56%	6.28%*	5.44%	4.73%	5.43%
Portfolio turnover rate	14%	45%	13%	0%	24%	51%	73%
Leverage analysis (000s omitted):
Outstanding loan balance under the bank credit
facility, end of period	$-	$21,346	$21,348	$17,815	$18,209	$20,000	N/A
Aggregate amount of commercial paper outstanding,
end of period (8)	N/A	N/A	N/A	N/A	N/A	N/A	$10,000
Average daily balance of amortized cost of commercial
paper outstanding, end of period (8)	N/A	N/A	N/A	N/A	N/A	N/A	$9,960
Asset coverage per $1,000, end of period	$-	$7,937	$5,401	$6,227	$4,917	$4,666	$7,425

(1) The Fund changed its fiscal year from November 30 to December 31, effective December 31, 2011.
(2) The per share amounts were calculated using the average number of shares outstanding during the period.

(3) The Fund implemented a 1-for-4 reverse stock split with an ex-dividend date of December 10, 2012. Prior period net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

	One Month Ended	Year Ended November 30,
	Dec 31, 2011	2011	2010	2009
Net asset value	$3.87	$4.22	$4.34	$4.19
Market value	$3.43	$3.46	$4.23	$3.65

(4)Total return on a market value basis is calculated assuming a purchase of shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(5) Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.
(6) “Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.

(7) “Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers and expense reductions. Fees waived by the Investment Manager reduced the ratio of net expenses by 0.02%, 0.13%, and 0.12%, for the years ended November 30, 2011, 2010, 2009, respectively.

(8) Effective April 26, 2010, the Fund replaced its commercial paper program with a bank line of credit facility.
* Annualized.
   N/A means not applicable.
See notes to financial statements.

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

The renewal of the investment management agreement (the “Agreement”) between Dividend and Income Fund (“Fund”) and the investment manager, Bexil Advisers LLC (the “Investment Manager”), was unanimously approved by the Fund’s Board of Trustees (“Board”), including all of the Fund’s trustees who are not “interested persons” of the Fund (“Independent Trustees”) as defined under the Investment Company Act of 1940, as amended, at an in person meeting held on March 12, 2014 (“Meeting”). In this connection, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting. Such information included, among other things: information comparing the management fees of the Fund with a peer group of broadly comparable funds as determined by an independent data service; information regarding the Fund’s investment performance in comparison to a relevant peer group of funds and benchmark index, as determined by an independent data service, the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Agreement; and the reasonableness and appropriateness of the fee paid by the Fund for the services provided.

The Board also considered the nature, extent, and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention to be devoted by management to the Fund. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Fund, making investment decisions for the Fund, monitoring the investment operations and composition of the Fund, and, in connection therewith, monitoring compliance with the Fund’s investment objectives, policies and restrictions, as well as the Fund’s compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Fund.  Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund.  The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager are appropriate to fulfill effectively its duties on behalf of the Fund. The Board noted that the Investment Manager has managed the Fund since 2011 and indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, the Board considered the appointment of Thomas Winmill as the sole portfolio manager of the Fund, effective in March 2014, noting that Mr. Winmill had not changed the Fund’s investment philosophy or investment process applied in managing the Fund. Further, the Board considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

In its review of comparative information with respect to the Fund’s investment performance, the Board received information from an independent data service comparing the Fund’s investment performance to that of a peer group of investment companies pursuing broadly similar strategies and a benchmark index selected by the independent data service. After reviewing performance information with respect to the Fund, the Board noted that the Fund’s total return performance exceeded the average and median total return of its peer group for the one and two year periods ended December 31, 2013 but underperformed for the three, four, five, and ten year periods. The Board also noted that the Fund’s total return performance exceeded its benchmark index for the one, two, and three year periods ended December 31, 2013 but underperformed for the four, five, and ten year periods. The Board also observed that the Fund was ranked in the first quintile for the one year period ended December 31, 2013. The Board considered that the Investment Manager became the Fund’s investment manager in February 2011 and that the Fund’s performance prior to that time was attributable to its former investment manager. The Board then concluded that the Fund’s performance was within a range that it deemed competitive.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

With respect to its review of the fee payable under the Agreement, the Board considered information from an independent data service comparing the Fund’s management fee and expense ratio to those of a peer group of broadly comparable funds. The Board observed that the Fund’s management fee was higher than the median in its peer group and its overall expense ratio (excluding extraordinary expenses) was higher than the median in its peer group. Although the Board observed that the Fund’s expense ratio, excluding extraordinary expenses, was in the higher range as compared to the Fund’s peer group, the Board noted that the Fund had incurred additional expenses in 2013 in connection with its rights offering. The Board concluded that the Fund’s fees were competitive with comparable funds in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund. The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

The information provided assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the fund industry. Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may, in some cases, benefit the Fund.

The Board also considered the profitability of the Investment Manager from its association with the Fund. In this regard, the Board considered the costs of the services provided by and the profits realized, if any, by the Investment Manager in connection with the operation of the Fund and was satisfied that the profitability was not excessive under the circumstances.

The Board did not consider any single factor as controlling in determining whether or not to renew the Agreement. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Fund.

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The Fund is also subject to certain investment policies and restrictions that are fundamental and cannot be changed without such vote. A majority of the outstanding voting securities of the Fund is defined under the Act as the lesser of: (i) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board of Trustees without shareholder approval except as required by law.

Material Changes in Principal Risk Factors

At the Fund’s 2014 Annual Meeting of Shareholders, shareholders approved certain changes to the Fund’s fundamental investment policies and restrictions, including changing the Fund from diversified to non-diversified. Changing the Fund from a “diversified” fund to a “non-diversified” fund materially changes the management of the Fund. Generally, a fund that is non-diversified may invest a higher percentage of its assets in a smaller number of companies and in any one issuer, and may have more risks than a diversified fund.

As a non-diversified fund, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because the fund’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if it had more diversified its investments.

Notwithstanding the foregoing, the Fund may operate as non-diversified or it may not, depending on the investment opportunities available to the Fund. The flexibility to take larger positions in the securities of a single issuer may not be used or may be implemented over time depending on market conditions. The Investment Manager intends to operate the Fund as non-diversified when it believes it would be in shareholders’ best interests to do so; provided, that if the Investment Manager does not operate the Fund as non-diversified within three years of shareholder approval, 1940 Act rules will require the Fund to again seek shareholder approval to reserve freedom of action to operate as non-diversified. The Fund’s current intention, however, is to continue to qualify as a regulated investment company under the Code and subject to its diversification rules. These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. Like the 1940 Act limits, the Code limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements collateralized by any of such obligations.

At the Fund’s 2014 Annual Meeting of Shareholders, shareholders also approved other changes to the Fund’s fundamental investment policies and restrictions, including removing the fundamental policy relating to investments in companies for the purpose of exercising control or management; revising the fundamental policy relating to real estate; removing the fundamental policy relating to short sales of securities; revising the fundamental policy relating to commodities; revising the fundamental policy relating to lending; revising the fundamental policy relating to underwriting; and revising the fundamental policy relating to industry concentration. The Investment Manager has advised the Board that it does not currently intend to materially change the manner in which it manages the Fund with respect to these policies, or to materially increase the Fund’s risk profile. Any material changes made will be subject to review by the Board.

Proxy Voting

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.DividendandIncomeFund.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.DividendandIncomeFund.com.

Limitations on Ownership

The Fund has substantial capital loss carryovers that could translate into significant future tax savings for the Fund and its shareholders. The Fund’s governing documents contain provisions designed to prevent an ownership change from taking place, which could limit the Fund’s ability to use capital loss carryovers, by limiting the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Board of Trustees’ prior approval. These provisions may have an anti-takeover effect on the Fund as do certain other provisions the Fund currently takes advantage of under Delaware law.

POLICIES AND UPDATES	(Unaudited)
Additional Information

Changes to Anti-Takeover Provisions in the Governing Documents

In March and June 2014, the Board of Trustees adopted several amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration”) and Bylaws, as amended (“Bylaws”) (collectively, the “Governing Documents”) that would delay or prevent a change of control of the Fund that have not been approved by shareholders, as summarized below (capitalized words have the definition set forth in the Governing Documents). This summary is qualified by reference to the Governing Documents themselves, which are posted at www.DividendandIncomeFund.com.

The Declaration has been amended to clarify certain exceptions to provisions related to shareholder liability and indemnification. The Declaration generally provides that, subject to certain exceptions, (i) no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Trust or any series or class; (ii) shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware and no shareholder shall be subject in such capacity to any personal liability whatsoever in connection with Trust Property (as defined in the Declaration); and (iii) if any shareholder or former shareholder is held to be personally liable solely by reason of a claim or demand relating to such person being or having been a shareholder, and not because of such person’s acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand. The amendments to the Declaration clarify the exceptions to the above-referenced indemnification provisions by adding references to existing sections in the Declaration that set forth the circumstances under which shareholders will be liable to the Trust. These circumstances include (i) knowingly violating provisions of the Declaration that, among other things, restrict persons from acquiring shares of the Fund above certain limitations and (ii) failure to fully comply with any provision of the Governing Documents.

The Declaration has also been amended to clarify the reasons for which a Trustee may be removed. The Declaration provides that a Trustee may be removed only for cause by shareholders, subject to certain conditions. The Declaration has been amended to clarify that “cause” means (i) willful misconduct or gross negligence which is materially injurious to the Fund, (ii) fraud or embezzlement, or (iii) a conviction of, or a plea of “guilty” or “no contest” to a felony.

The Governing Documents have also been amended to include a new definition of “Continuing Trustee” and to grant special rights with respect to Continuing Trustees. Specifically, the Declaration has been revised to provide that the term “Continuing Trustee” means (i) the Fund’s current trustees (the “Current Trustees”), (ii) trustees whose nomination for election by the Trust’s shareholders or whose election by the Trustees to fill vacancies on the Board of Trustees is approved by a majority of the Current Trustees then serving on the Board of Trustees or (iii) any successor trustees whose nomination for election by the shareholders or whose election by the trustees to fill vacancies is approved by a majority of Continuing Trustees or the successor Continuing Trustees then in office.  The amendments to the Governing Documents provide that:

•	The definition of “Continuing Trustee” can only be amended by a written instrument signed by a majority of the Continuing Trustees then in office;

•
 If shareholders of a series or class of shares are entitled to separately elect one or more trustees, a majority of the remaining Continuing Trustees or the sole remaining Continuing Trustee elected by that series or class may fill any vacancy among the number of trustees elected by that series or class;

•	The Continuing Trustees may appoint one or more inspectors of election at shareholder meetings, and may fill any vacancies if an inspector fails to appear or act;

•	Any challenges to or reviews of a report by an inspector of election regarding a shareholder meeting must first be approved by the majority of the Continuing Trustees;

•	Shares may be voted only by written proxy or in person at a meeting in the event that a proposal is submitted by anyone other than the officers of Continuing Trustees;

•	The Continuing Trustees shall appoint the chairman of shareholder meetings, subject to certain exceptions;

•
If the concurrence of the Continuing Trustees is required to approve an action of the Board of Trustees, then such action will be valid if approved by a majority of Continuing Trustees present at the meeting; and

•
The Trust shall indemnify, among other things, any individual who, while a Continuing Trustee, serves or has served in a similar capacity for another entity and who is made a party to a proceeding by reason of his or her service in that capacity.

The amendments to the Bylaws also provide that no business may be considered at an annual meeting of the shareholders of the Fund unless specified in the notice of the meeting or raised by the chairman of the meeting, among other things.

DIVIDENDS	(Unaudited)
Additional Information

Managed Distributions

The Fund’s current distribution policy is to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its net asset value per share. The distributions are paid from ordinary income and any net capital gains, with the balance representing return of capital. The policy may be changed or discontinued without notice. The Fund’s distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Act, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the period commencing January 1, 2014, including the distributions paid quarterly, will be comprised primarily from paid in capital and the balance from net investment income. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Fund normally sends shareholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

2014 Quarterly Distribution Dates
Declaration	Record	Payment
March 3	March 17	March 31
June 2	June 16	June 30
September 2	September 16	September 30
December 1	December 15	December 30

HISTORICAL DISTRIBUTION SUMMARY*
PERIOD	Investment Income	Return of Capital	Capital Gains	Total
6 Months ended June 30, 2014†	$0.82	$-	$-	$0.82
2013	$1.16	$0.47	$-	$1.63
2012	$0.56	$1.07	$-	$1.63
2011	$1.00	$0.76	$-	$1.76
2010	$1.40	$0.24	$-	$1.64
2009	$1.56	$0.08	$-	$1.64
2008	$2.36	$1.08	$-	$3.44
2007	$3.36	$0.20	$-	$3.56
2006	$3.72	$-	$-	$3.72
2005	$2.12	$1.88	$-	$4.00
2004	$2.16	$1.84	$-	$4.00
2003	$2.44	$1.56	$-	$4.00
2002	$2.64	$1.84	$-	$4.48
2001	$2.60	$2.36	$-	$4.96
2000	$3.20	$1.76	$-	$4.96
1999	$3.44	$1.40	$0.12	$4.96
From June 29, 1998 to November 30, 1998	$1.64	$-	$-	$1.64
*The Fund implemented a 1-for-4 reverse stock split with an ex-date of December 10, 2012. Prior period distribution amounts have been restated to reflect the impact of the reverse stock split.

† The classification of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2014. This is only an estimate based on information available at this time and is subject to change. Actual amounts may be recharacterized among net investment income, capital gains, and return of capital for tax purposes after year end 2014, although the exact amount is not estimable at June 30, 2014.

DIVIDENDS	(Unaudited)
Additional Information

Terms and Conditions of the 2012 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Dividend and Income Fund (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s net asset value per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s net asset value per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

DIVIDENDS	(Unaudited)
Additional Information

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

GENERAL INFORMATION	(Unaudited)
Additional Information

RESULTS OF THE ANNUAL MEETING

An Annual Meeting of Shareholders of the Fund was held on May 1, 2014 at 11 Hanover Square, New York, New York 10005, the Fund’s principal executive offices, for the following purposes:

1  To re-elect James E. Hunt to the Board of Trustees of the Fund as a Class III Trustee to serve until 2017 or until his successor is elected and qualifies.

Votes For	Votes Withheld
4,921,884	496,959

2  To approve amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) to change the definition of a “Five Percent Shareholder” and authorize the Board of Trustees to modify or interpret the definitions of any terms or conditions set forth in the share ownership and transfer limitation provisions in the Declaration, subject to certain conditions.

Votes For	Votes Against	Abstained	Broker Non-Vote
3,089,193	1,379,532	163,577	786,640

3  To approve changes to the Fund’s fundamental investment objectives, policies, and restrictions to:

a.  Change the Fund’s investment objectives from fundamental to non-fundamental.

Votes For	Votes Against	Abstained	Broker Non-Vote
3,068,321	1,381,878	182,104	786,640

b.  Change the Fund from diversified to non-diversified.

Votes For	Votes Against	Abstained	Broker Non-Vote
3,829,917	632,746	169,639	786,640

c.  Remove the fundamental policy relating to investments in companies for the purpose of exercising control or management.

Votes For	Votes Against	Abstained	Broker Non-Vote
3,949,571	549,154	136,972	786,640

d.  Revise the fundamental policy relating to real estate.

Votes For	Votes Against	Abstained	Broker Non-Vote
3,930,062	565,269	136,972	786,640

e. Remove the fundamental policy relating to short sales of securities.

Votes For	Votes Against	Abstained	Broker Non-Vote
3,930,062	591,277	142,084	786,640

f.  Revise the fundamental policy relating to commodities.

Votes For	Votes Against	Abstained	Broker Non-Vote
3,905,308	584,014	142,980	786,640

g.  Revise the fundamental policy relating to lending.

Votes For	Votes Against	Abstained	Broker Non-Vote
3,917,032	584,014	142,980	786,640

h.  Revise the fundamental policy relating to underwriting.

Votes For	Votes Against	Abstained	Broker Non-Vote
3,944,096	561,880	153,249	786,640

i.  Revise the fundamental policy relating to industry concentration.

Votes For	Votes Against	Abstained	Broker Non-Vote
3,925,527	561,880	144,896	786,640

GENERAL INFORMATION	(Unaudited)
Additional Information

STOCK DATA AT JUNE 30, 2014
NYSE Market Price per Share	$15.96
Net Asset Value per Share	$17.85
Market Price Discount to Net Asset Value	10.6%
NYSE Ticker Symbol	DNI
Net Asset Value Ticker Symbol	XDNIX
CUSIP Number	25538A204

FUND INFORMATION

Investment Manager
Bexil Advisers LLC
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com
1-212-785-0900

Stock Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
www.amstock.com
1-800-278-4353

DividendandIncomeFund.com

Visit us on the web at www.DividendandIncomeFund.com. The site provides information about the Fund, including market performance, net asset value, distributions, press releases, and shareholder reports. For further information, please email us at info@DividendandIncomeFund.com.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Fund Information - This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

DIVIDEND
AND INCOME FUND

DNI
NYSE TICKER

WWW.DIVIDENDANDINCOMEFUND.COM

Printed on Recycled Paper

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

September 8, 2014	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

September 8, 2014	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund

September 8, 2014	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

September 8, 2014	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer